COLORADO TAX FREE FUND


                                  ANNUAL REPORT


                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, I will elaborate on these and other points of interest regarding the municipal bond market in 1995. I will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------        -----------      ---------
Period ended December 31, 1995:
   Class A Shares                             $9.53            $10.90             $0.55            $392,815
   Class B Shares                             10.25*            10.90              0.35               1,643
   Class C Shares                              9.53             10.90              0.45               1,042

___________________________________
    *  Net asset value at March 22, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


Andrew M. McCullagh, Jr.
President
Voyageur Colorado Tax Free Fund

FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Colorado Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Colorado Tax Free Fund generally invests in long-term, quality bonds. The Fund is exempt from federal income tax and Colorado state income tax. We believe that investment grade bonds for the Colorado Tax Free Fund offer the best value in today's interest rate environment.


DISCUSSION OF FUND PERFORMANCE
by Andrew M. McCullagh, Jr.

MR. MCCULLAGH IS PRESIDENT OF THE VOYAGEUR COLORADO TAX FREE FUND AS WELL AS SENIOR VICE PRESIDENT FOR VOYAGEUR FUND MANAGERS. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1987.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Colorado Tax Free Fund. For the fiscal year ending December 31, 1995 only Class A and C Shares of the Fund were in operation for the entire year. The Fund achieved a total return of +20.54% for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains and +19.44% for Class 'C' shares. For additional information about total returns achieved by the Fund over other time frames and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other Colorado Tax Free Funds during this period. (According to Lipper Analytical Services, your Fund was ranked #1 of 18 Colorado municipal bond funds for total return in 1995. The Lipper Colorado group's total return averaged +16.55% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices that shorter duration funds. The Voyageur Colorado Tax Free Fund started 1995 with an average weighted duration of over 11.3 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 7.7 years.

The Voyageur Colorado Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 52% AAA and/or Aaa bonds, and 100% of the Fund was held in investment grade securities.

Finally, supply and demand trends of Colorado municipal bonds benefited Fund shareholders. Even though the Colorado economy grew at a robust pace in 1995, new issuance of municipal bonds remained low. This was partially a result of the passage of Amendment One in 1993 which required many new issues of Colorado municipal bonds to be ratified by referendum. A lower level of supply of Colorado bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds. Voyageur Colorado Tax Free Fund shareholders benefited from participating in the growth of the largest Colorado municipal bond fund in the industry.

OUTLOOK FOR 1996

Our outlook for the Colorado municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR COLORADO TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

          ENDING VALUE  ENDING VALUE   ENDING VALUE
           WITH SALES   WITHOUT SALES   LEHMAN BROS.
DATE        CHARGE        CHARGE        BOND INDEX
----        ------        ------        ----------
Apr-87     9,625.00       10000           10000
Apr-87     9,606.61        9980.9          9845.9099
May-87     9,602.29        9976.41         9771.081
Jun-87     9,747.44       10127.21        10048.58
Jul-87     9,825.30       10208.1         10143.036
Aug-87     9,903.61       10289.47        10187.666
Sep-87     9,589.84        9963.47         9841.2851
Oct-87     9,526.95        9898.13         9850.1422
Nov-87     9,784.95       10166.19        10105.261
Dec-87     9,940.01       10327.28        10255.829
Jan-88    10,203.63       10601.18        10705.035
Feb-88    10,337.17       10739.92        10847.412
Mar-88    10,206.70       10604.37        10652.158
Apr-88    10,308.88       10710.52        10743.767
May-88    10,306.83       10708.39        10741.618
Jun-88    10,541.53       10952.23        10950.005
Jul-88    10,603.46       11016.59        11043.08
Aug-88    10,610.94       11024.35        11058.541
Sep-88    10,793.09       11213.6         11317.311
Oct-88    10,977.83       11405.54        11570.818
Nov-88    10,903.15       11327.95        11477.095
Dec-88    10,986.77       11414.82        11629.74
Jan-89    11,168.90       11604.05        11928.624
Feb-89    11,169.13       11604.29        11784.288
Mar-89    11,209.91       11646.66        11757.184
Apr-89    11,352.65       11794.97        12080.507
May-89    11,591.29       12042.9         12368.023
Jun-89    11,776.17       12234.98        12527.57
Jul-89    11,939.47       12404.64        12701.703
Aug-89    11,815.13       12275.46        12567.065
Sep-89    11,750.84       12208.67        12474.069
Oct-89    11,921.57       12386.05        12667.417
Nov-89    12,043.06       12512.27        12899.231
Dec-89    12,166.07       12640.07        12992.105
Jan-90    12,113.75       12585.72        12885.57
Feb-90    12,208.95       12684.62        13013.137
Mar-90    12,250.02       12727.29        13040.465
Apr-90    12,215.28       12691.2         12915.276
May-90    12,408.27       12891.7         13245.908
Jun-90    12,512.50       13000           13351.875
Jul-90    12,703.40       13198.33        13574.851
Aug-90    12,576.20       13066.18        13299.282
Sep-90    12,545.20       13033.97        13283.322
Oct-90    12,652.60       13145.55        13527.736
Nov-90    12,873.56       13375.13        13849.696
Dec-90    12,996.05       13502.39        13917.559
Jan-91    13,118.30       13629.4         14085.962
Feb-91    13,259.79       13776.4         14201.467
Mar-91    13,262.93       13779.67        14212.828
Apr-91    13,342.82       13862.67        14418.914
May-91    13,506.47       14032.7         14568.87
Jun-91    13,484.12       14009.47        14526.621
Jul-91    13,677.92       14210.83        14738.709
Aug-91    13,844.68       14384.08        14936.208
Sep-91    13,996.78       14542.11        15139.341
Oct-91    14,127.24       14677.65        15287.706
Nov-91    14,174.17       14726.41        15312.166
Dec-91    14,397.17       14958.1         15638.316
Jan-92    14,428.99       14991.16        15671.156
Feb-92    14,474.16       15038.09        15677.424
Mar-92    14,505.19       15070.33        15715.05
Apr-92    14,635.95       15206.18        15862.772
May-92    14,796.40       15372.88        16070.574
Jun-92    14,986.74       15570.64        16366.273
Jul-92    15,482.10       16085.3         16952.185
Aug-92    15,283.97       15879.45        16740.283
Sep-92    15,346.84       15944.77        16823.984
Oct-92    15,189.17       15780.96        16585.084
Nov-92    15,694.53       16306.01        17006.345
Dec-92    15,894.78       16514.06        17229.128
Jan-93    16,080.20       16706.7         17413.48
Feb-93    16,569.15       17214.7         18151.811
Mar-93    16,511.99       17155.31        17993.89
Apr-93    16,682.04       17331.99        18220.613
May-93    16,792.35       17446.6         18371.844
Jun-93    17,118.93       17785.9         18709.886
Jul-93    17,244.97       17916.85        18732.338
Aug-93    17,589.21       18274.51        19180.041
Sep-93    17,842.33       18537.49        19421.71
Oct-93    18,018.50       18720.52        19456.669
Nov-93    17,833.29       18528.09        19242.645
Dec-93    18,075.30       18779.54        19706.393
Jan-94    18,320.44       19034.23        19954.694
Feb-94    17,863.31       18559.29        19362.039
Mar-94    17,139.11       17806.87        18341.66
Apr-94    16,940.11       17600.12        18492.061
May-94    17,102.83       17769.17        18710.268
Jun-94    16,965.25       17626.24        18523.165
Jul-94    17,263.42       17936.02        18947.346
Aug-94    17,242.97       17914.77        19000.398
Sep-94    16,917.58       17576.7         18620.39
Oct-94    16,521.94       17165.65        18128.812
Nov-94    16,055.53       16681.07        17704.598
Dec-94    16,427.12       17067.13        18260.522
Jan-95    17,025.24       17688.56        18974.509
Feb-95    17,695.52       18384.96        19663.283
Mar-95    17,878.56       18575.13        19887.445
Apr-95    17,939.50       18638.44        19883.467
May-95    18,581.48       19305.43        20633.074
Jun-95    18,431.16       19149.26        20315.325
Jul-95    18,493.88       19214.42        20420.964
Aug-95    18,681.96       19409.83        20700.731
Sep-95    18,906.21       19642.81        20864.267
Oct-95    19,256.91       20007.17        21308.676
Nov-95    19,573.60       20336.21        21779.598
Dec-95    19,800.59       20572.04        22084.512



                                   VOYAGEUR COLORADO TAX FREE FUND
                                    AVERAGE ANNUAL TOTAL RETURNS
                                        (CLASS A SHARES)
                                        ----------------
                                                                  SINCE
                              1 YEAR           5 YEARS            4/23/87**
                              ------           -------            ---------
Without Sales Charge          20.54%           8.79%              8.65%
With Sales Charge*            16.02%           7.96%              8.18%
Lehman Bros. 20 Year          20.94%           9.67%              9.55%
Municipal Bond Index


                              VOYAGEUR COLORADO TAX FREE FUND
                                     TOTAL RETURNS
                                   (CLASS B SHARES)
                                   ----------------
                                       Since
                                       -----
                                       3/22/95**
Without Contingent
Deferred Sales Charge                  9.96%
With Contingent
Deferred Sales Charge***               5.96%


                   VOYAGEUR COLORADO TAX FREE FUND
                    AVERAGE ANNUAL TOTAL RETURNS
                        (CLASS C SHARES)
                        ----------------
                                         Since
                      1 YEAR             5/6/94**
                      ------             --------
                      19.44%             8.78%

  * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds II, Inc.:

     We have  audited  the  accompanying  statement  of assets and  liabilities, including the schedule of investments in securities, of Voyageur Colorado Tax Free Fund (a fund within Voyageur Mutual Funds II, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Colorado Tax Free Fund at December 31, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights for each of the years in the five-year period ended December 31, 1995, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR COLORADO TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $381,709,777).........................................                  $397,604,644
Cash in bank on demand deposit.............................................                           464
Accrued interest receivable................................................                     3,325,886
Receivable for Fund shares sold............................................                       211,139
                                                                                             ------------
   Total assets............................................................                   401,142,133
                                                                                             ------------

       LIABILITIES
Dividends payable to shareholders..........................................                     1,647,111
Payable for investment securities purchased................................                     3,575,119
Payable for Fund shares redeemed...........................................                       317,230
Distribution fees payable..................................................                        18,993
Other accrued expenses.....................................................                        82,643
                                                                                             ------------
   Total liabilities.......................................................                     5,641,096
                                                                                             ------------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.........................                  $395,501,037
                                                                                             ============

Represented by:
   Capital Stock - $.001 par value (note 1)................................                  $     36,277
   Additional paid-in capital..............................................                   388,957,334
   Undistributed net investment income.....................................                        18,456
   Accumulated net realized loss on investments............................                    (9,405,897)
   Unrealized appreciation of investments..................................                    15,894,867
                                                                                             ------------

     TOTAL NET ASSETS......................................................                  $395,501,037
                                                                                             ============

Net assets applicable to outstanding Class A shares........................                  $392,815,381
                                                                                             ============
Net assets applicable to outstanding Class B shares........................                  $  1,643,379
                                                                                             ============
Net assets applicable to outstanding Class C shares........................                  $  1,042,277
                                                                                             ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding:  36,030,584 (note 4).....                        $10.90
                                                                                                   ======
   Class B - Shares of Capital Stock outstanding:  150,774 (note 4)........                        $10.90
                                                                                                   ======
   Class C - Shares of Capital Stock outstanding:  95,610 (note 4).........                        $10.90
                                                                                                   ======

VOYAGEUR COLORADO TAX FREE FUND
STATEMENT OF OPERATIONS                                                      YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
Investment income:
   Interest................................................................                   $23,054,355
                                                                                              -----------

Expenses (note 3):
   Investment advisory and management fee..................................                     1,944,802
   Dividend-disbursing, administrative and accounting services fees........                       441,178
   Printing, postage and supplies..........................................                        91,178
   Audit and accounting fees...............................................                        26,171
   Legal fees..............................................................                        11,947
   Distribution fees - Class A.............................................                       969,424
   Distribution fees - Class B.............................................                         5,460
   Distribution fees - Class C.............................................                         7,874
   Directors' fees.........................................................                        22,643
   Registration fees.......................................................                        24,267
   Custodian fees..........................................................                        53,780
   Other...................................................................                        28,435
                                                                                              -----------
     Total expenses........................................................                     3,627,159
   Less:  Expenses waived or absorbed by the distributor...................                      (643,560)
                                                                                              -----------
   Net expenses before earnings credits on uninvested cash.................                     2,983,599
   Less:  Earnings credits on uninvested cash..............................                       (53,780)
                                                                                              -----------
     Total net expenses....................................................                     2,929,819
                                                                                              -----------
     Investment income - net...............................................                    20,124,536
                                                                                              -----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2).........................                    (9,220,493)
   Net change in unrealized appreciation or depreciation of investments....                    61,036,568
                                                                                              -----------
     Net gain on investments...............................................                    51,816,075
                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                   $71,940,611
                                                                                              ===========

VOYAGEUR COLORADO TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31,        DECEMBER 31,
Operations:                                                                         1995                 1994
                                                                                ------------       ------------
   Investment income - net.................................................     $ 20,124,536       $ 21,790,358
   Realized gain (loss) on investments - net...............................       (9,220,493)         1,506,570
   Net change in unrealized appreciation or
     depreciation of investments...........................................       61,036,568        (63,674,505)
                                                                                ------------       ------------
       Net increase (decrease) in net assets resulting from operations.....       71,940,611        (40,377,577)
                                                                                ------------       ------------
Distributions to shareholders from:
   Investment income - net:
     Class A...............................................................      (20,437,593)       (21,407,562)
     Class B...............................................................          (20,541)               N/A
     Class C...............................................................          (33,262)            (8,634)
   Net realized gain on investments:
     Class A...............................................................               --         (1,505,770)
     Class C...............................................................               --               (800)
   Excess distribution of net realized gain:
     Class A...............................................................               --           (185,306)
     Class C...............................................................               --                (98)
                                                                                ------------       ------------
       Total distributions.................................................      (20,491,396)       (23,108,170)
                                                                                ------------       ------------
Capital share transactions (note 4):
   Proceeds from sale of shares:
     Class A (note 3)......................................................       37,603,482         91,267,797
     Class B...............................................................        1,630,345                N/A
     Class C...............................................................          570,571            533,645
   Net asset value of shares issued in  reinvestment  of net  investment  income distributions and realized gain distributions:
       Class A.............................................................       13,311,806         22,202,278
       Class B.............................................................           12,329                N/A
       Class C.............................................................           27,040              6,041
   Payments for redemption of shares:
     Class A...............................................................      (63,543,450)       (95,093,556)
     Class B (note 3)......................................................          (49,987)               N/A
     Class C (note 3)......................................................         (112,717)           (46,472)
                                                                                ------------       ------------
   Increase (decrease) in net assets from capital share transactions.......      (10,550,581)        18,869,733
                                                                                ------------       ------------
     Total increase (decrease) in net assets...............................       40,898,634        (44,616,014)
Net assets at beginning of period..........................................      354,602,403        399,218,417
                                                                                ------------       ------------
Net assets at end of period (including undistributed net investment
   income of $18,456 of $385,316, respectively)............................     $395,501,037       $354,602,403
                                                                                ============       ============

VOYAGEUR COLORADO TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur Colorado Tax Free Fund (the Fund), a fund within Voyageur Mutual Funds II, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares (first offered in 1995) may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     Pursuant to its amended articles of incorporation, Voyageur Mutual Funds II, Inc. has 10 trillion shares of authorized capital stock that may be issued in one or more series.

     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Directors. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in a single state, and therefore may have more credit risk related to the economic conditions of the state of Colorado than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions on certain book-to-tax differences is reflected as excess distributions of net realized gains in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, Colorado Tax Free Fund had a capital loss carryover at December 31, 1995, of $8,359,188 that will expire in 2003 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  SECURITIES TRANSACTIONS
     Purchase cost and proceeds from sales of securities other than short-term securities aggregated $318,826,048 and $335,673,049 , respectively, for the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is paid monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis.

     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services. Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of average daily net assets of the Class A Shares and 1.00% of average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fees at its sole discretion. During the period ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $642,447 and Class B distribution fees of $1,113. During the period ended December 31, 1995, the Fund earned $53,780 in credits on uninvested cash balances held by the Fund at the custodian. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank.
     Sales charges paid by Class A shareholders were $719,397. Of this amount, Fund Distributors received $115,688. Contingent deferred sales charges for the period ended December 31, 1995 were $1,904 for Class B shareholders and $151 for Class C shareholders.

(4)  SHARE TRANSACTIONS
Transactions in shares of capital stock during the periods ended December 31, 1995 and 1994 were as follows:

                                           CLASS A                     CLASS B                CLASS C
                                  --------------------------     ----------------    ---------------------------
                                      YEAR           YEAR           PERIOD FROM         YEAR        PERIOD FROM
                                      ENDED          ENDED        MARCH 22, 1995*       ENDED     MAY 6, 1994* TO
                                  DECEMBER 31,   DECEMBER 31,     TO DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1995            1994               1995             1995           1994
                                  -----------     -----------     ---------------    ------------   ------------
Shares sold....................    3,671,995       8,693,338         154,321            54,821         52,742
Shares issued for reinvested
   distributions...............    1,293,858       2,106,985           1,168             2,607            615
Shares redeemed................   (6,106,138)     (9,582,653)         (4,715)          (10,608)        (4,567)
                                  -----------     -----------        --------          --------        -------

Increase (decrease) in
   shares outstanding..........   (1,140,285)      1,217,670         150,774            46,820         48,790
                                 ============     ===========        ========          ========        =======
________________________________
*  Commencement of operations.

(5)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                                CLASS A
                                                   ------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                     1995          1994         1993         1992         1991
Net asset value:
   Beginning of period.........................    $  9.53        $11.10       $10.57       $10.27       $10.02
                                                   -------        ------       ------       ------       ------

Operations:
   Net investment income.......................        .54           .55          .56          .58          .61
   Net realized and unrealized
     gain (loss) on investments................       1.38         (1.54)         .85          .45          .43
                                                   -------        ------       ------       ------       ------
   Total from operations.......................       1.92          (.99)        1.41         1.03         1.04
                                                   -------        ------       ------       ------       ------

Distributions to shareholders:
   From net investment income (a)..............       (.55)         (.54)        (.56)        (.58)        (.61)
   From net realized gains.....................         --          (.04)        (.32)        (.15)        (.18)
                                                   -------        ------       ------       ------       ------
     Total distributions.......................       (.55)         (.58)        (.88)        (.73)        (.79)
                                                   -------        ------       ------       ------       ------

Net asset value:
   End of period...............................      $10.90         $9.53       $11.10       $10.57       $10.27
                                                     ======         =====       ======       ======       ======

Total investment return (b)....................      20.54%       (9.12)%       13.72%       10.42%       10.80%
Net assets at end of
   period (000's omitted)......................    $392,815      $354,138     $399,218     $202,165     $104,863

Ratios:
   Ratio of expenses to
     average daily net assets (f)..............        .76%          .66%         .75%         .80%         .82%
   Ratio of net investment income
     to average daily net assets...............       5.18%         5.35%        4.97%        5.59%        6.15%
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c)........................        .93%          .72%         .75%         .80%         .82%
           Net investment income...............       5.01%         5.29%        4.97%        5.59%        6.15%
Portfolio turnover rate (excluding
   short-term securities)......................      82.83%        69.32%       58.61%       69.72%       92.42%

See accompanying notes to Financial Highlights.

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             CLASS B                         CLASS C
                                                       ------------------        ------------------------------
                                                           PERIOD FROM               YEAR          PERIOD FROM
                                                        MARCH 22, 1995(d)           ENDED         MAY 6, 1994(d)
                                                         TO DECEMBER 31,          DECEMBER 31,    TO DECEMBER 31,
                                                             1995                     1995             1994
                                                       ------------------        -------------    -------------
Net asset value:
   Beginning of period...............................       $10.25                   $ 9.53           $10.21
                                                            ------                   ------           ------
Operations:
   Net investment income.............................          .35                      .45              .29
   Net realized and unrealized
     gain (loss) on investments......................          .65                     1.37             (.67)
                                                            ------                   ------           ------
       Total from operations.........................         1.00                     1.82             (.38)
                                                            ------                   ------           ------

Distributions to shareholders:
   From net investment income (a)....................         (.35)                    (.45)            (.27)
   From net realized gains...........................           --                       --             (.03)
                                                            ------                   ------           ------
     Total distributions.............................         (.35)                    (.45)            (.30)
                                                            ------                   ------           ------

Net asset value:
   End of period.....................................       $10.90                   $10.90           $ 9.53
                                                            ======                   ======           ======

Total investment return (b)..........................         9.96%                   19.44%          (3.75)%
Net assets at end of
   period (000's omitted)............................        $1,643                   $1,042             $465

Ratios:
   Ratio of expenses to
     average daily net assets (f)....................      1.39%(e)                    1.66%         1.80%(e)
   Ratio of net investment income
     to average daily net assets.....................      3.96%(e)                    4.20%         4.23%(e)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c)..............................      1.60%(e)                    1.66%         1.81%(e)
           Net investment income.....................      3.75%(e)                    4.20%         4.22%(e)
Portfolio turnover rate (excluding
   short-term securities)............................        82.83%                   82.83%           69.32%

See accompanying notes to Financial Highlights.

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For Class A Shares for the years ended December 31, 1993, 1992, 1991 and 1990, $.01 per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) For the periods ended December 31, 1995 and 1994, Fund Distributors voluntarily waived a portion of their distribution fees. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Annualized.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

VOYAGEUR COLORADO TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)   NAME OF ISSUER (b)                                                       RATE    MATURITY    VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             COLORADO MUNICIPAL BONDS (100.4%):
             GENERAL OBLIGATION (30.2%):
             ------------------------------------------------------------------------------------------------------
 $  1,000    Adams County School District #12 (MBIA Insured)........................  5.60%    12-15-12  $1,021,600
    6,000    Arapahoe County School District #5 - Cherry Creek......................  5.15     12-15-15   5,904,300
    1,900    Arapahoe County University School District #6 - Littleton..............  5.30     12-01-11   1,915,580
    1,500    Arapahoe County School District #6 - Littleton.........................  5.30     12-01-12   1,507,425
    8,010    Arapahoe County Water & Sanitation Series 1995A........................  6.00     12-01-15   8,203,201
   10,075    Arapahoe County Water & Sanitation Series 1995A........................  6.15     12-01-19  10,389,844
    1,000    Boulder Colorado School District.......................................  6.25     12-01-12   1,084,100
    3,000    Boulder Valley School District #RE-2 Revenue...........................  6.30     12-01-13   3,257,760
    6,250    Boulder Valley Colorado School District #RE-2 Revenue..................  6.30     12-01-14   6,775,813
    3,060    Douglas County School District Series 94A (MBIA Insured)...............  6.50     12-15-16   3,362,175
    1,000    Eagle County Colorado School District #RE50J (FGIC Insured)............  6.30     12-01-12   1,090,990
    6,575    Eagles Nest Metropolitan District Limited Tax..........................  6.50     11-15-17   6,705,908
    1,000    East Otero School District.............................................  5.30     12-15-15     997,530
    4,500    El Paso County Harrison School District #2 Metropolitan District.......  5.70     12-01-14   4,575,690
    5,000    El Paso County School District #20 (MBIA Insured)......................  5.53     12-15-11   5,071,300
    3,420    El Paso County School District #20 (MBIA Insured)......................  6.15     12-15-08   3,794,900
    3,225    El Paso County School District #20 (FSA Insured).......................  5.55     12-15-14   3,271,666
    2,500    Garfield Pitkin Eagle County Colorado School District #1 (MBIA Insured)  5.20     12-15-14   2,455,600
    1,000    Gunnison Watershed Colorado University School District #RE001..........  5.00     12-01-15     968,100
    2,750    Highlands Ranch Metropolitan District #2...............................  5.00(e)  06-15-16   2,585,000
    4,200    Highlands Ranch Metropolitan District #4 (LOC - Swiss Bank Insured)....  6.00     12-01-15   4,438,476
    2,000    Highlands Ranch Colorado (FSA Insured).................................  5.63     09-01-12   2,053,380
    5,170    Interstate South Metropolitan District.................................  6.00     12-01-20   5,230,748
   12,000    Jefferson County School District #R-001 (AMBAC Insured)................  6.00     12-15-12  12,653,160
    2,250    Jefferson County Colorado Section 14 Metro.............................  6.20     12-01-13   2,396,250
    1,000    Jefferson County Colorado Section 14 Metro.............................  6.20     06-01-14   1,061,250
    1,000    Larimer & Boulder County School District #R3 (AMBAC Insured)...........  5.40(e)  12-01-15   1,003,220
    2,600    Larimer County Poudre School District (MBIA Insured)...................  6.15     12-15-16   2,757,482
    3,385    Larimer County School District #R1 (MBIA Insured)......................  5.63     12-15-12   3,455,780
    1,500    Montezuma County Colorado Dolores School District......................  7.00     12-01-19   1,687,050
    1,000    Park County Colorado University School District #RE-2 (AMBAC Insured)..  5.20     12-01-15     985,320
    3,000    Pueblo County Colorado School District #70 (MBIA Insured)..............  5.30     12-01-15   2,992,530
    1,815    San Miguel County School District #R-1 (MBIA Insured)..................  5.50     12-01-12   1,841,680
    1,765    Summit County Colorado School District #1 (FGIC Insured)...............  5.50     12-01-10   1,800,300
                                                                                                       ------------
                                                                                                        119,295,108
                                                                                                       ------------
             UTILITIES (4.4%):
             ------------------------------------------------------------------------------------------------------
    4,000    Centennial County Water & Sanitary District (LOC - Swiss Bank Insured).  6.00     12-01-15   4,227,120
    1,850    Fort Collins Wastewater (FGIC Insured).................................  5.38     12-01-09   1,878,157
    1,735    Fort Collins Wastewater (FGIC Insured).................................  5.38     12-01-10   1,752,836
    1,500    Little Thompson Water District (MBIA Insured)..........................  5.63     12-01-14   1,543,125
    5,000    Platte River Power Authority Series BB.................................  6.13     06-01-14   5,310,450
    1,500    Westminster Water & Sewer Utility Revenue (AMBAC Insured)..............  6.00     12-01-09   1,601,145
    1,000    Westminster Water & Sewer Utility Revenue (AMBAC Insured)..............  6.25     12-01-14   1,075,530
                                                                                                       ------------
                                                                                                         17,388,363
                                                                                                       ------------
             TRANSPORTATION (12.4%):
             ------------------------------------------------------------------------------------------------------
   11,920    Arapahoe County Colorado Vehicle Reg E-470 (MBIA Insured)..............  6.15     8-31-26   12,724,600
   10,000    Arapahoe County Colorado Capital Imp E-470.............................  7.00     8-31-26   10,825,000
   11,600    Denver City & County Airport Revenue (MBIA Insured)....................  5.60     11-15-20  11,672,500
   13,825    Denver City & County Airport Revenue (MBIA Insured)....................  5.70     11-15-25  13,980,531
                                                                                                       ------------
                                                                                                         49,202,631
                                                                                                       ------------
             INDUSTRIAL (3.6%):
             -------------------------------------------------------------------------------------------------------
    5,000    Adams County Pollution Control (MBIA Insured)..........................  5.88     04-01-14   5,198,650
    2,500    Grand Junction Industrial Development (Dayton Hudson)..................  5.25     05-01-03   2,496,875
    6,500    Morgan County Pollution Control Revenue (MBIA Insured).................  5.50     06-01-12   6,556,225
                                                                                                       ------------
                                                                                                         14,251,750
                                                                                                       ------------
             HEALTH CARE (23.0%):
             -------------------------------------------------------------------------------------------------------
    2,555    Boulder County Hospital Revenue Longmont United Project................  5.80     12-01-13   2,508,269
    3,250    Boulder County Hospital Revenue Longmont United Project................  5.88     12-01-20   3,170,960
    3,135    Colorado Craig Hospital Project........................................  5.38     12-01-13   3,078,978
    3,970    Colorado Craig Hospital Project........................................  5.50     12-01-21   3,915,849
    3,625    Colorado Health Hospital Revenue Series 1994B (MBIA Insured)...........  5.88     10-01-23   3,747,344
    5,000    Colorado Health Facilities Medical Center (MBIA Insured)...............  5.95     05-15-12   5,220,950
    3,500    Colorado Health Vail Valley Medical Center Revenue.....................  6.60     01-15-20   3,606,330
    4,150    Colorado Health Facilities Covenant Retirement.........................  6.75     12-01-25   4,342,767
    1,750    Colorado Health Facilities Covenant Retirement.........................  6.75     12-01-15   1,851,255
    4,000    Colorado Health Facilities Parkview Hospital...........................  6.00     09-01-16   3,952,080
    3,750    Colorado Health Facilities Parkview Hospital...........................  6.13     09-01-25   3,710,175
    3,885    Colorado Rocky Mountain Adventist Healthcare...........................  6.63     02-01-22   3,982,125
    8,700    Colorado Rocky Mountain Adventist Healthcare...........................  6.63     02-01-13   8,955,606
    8,975    Colorado Springs Memorial Hospital (MBIA Insured)......................  6.00     12-15-15   9,479,934
   14,850    Colorado Springs Memorial Hospital (MBIA Insured)......................  6.00     12-15-24  15,581,065
    6,000    Denver City and County Childrens Hospital (FGIC Insured)...............  6.00     10-01-15   6,289,740
    7,000    University of Colorado Hospital Authority (AMBAC Insured)..............  6.40     11-15-22   7,533,750
                                                                                                       ------------
                                                                                                         90,927,177
                                                                                                       ------------
             HOUSING (12.0%):
             ------------------------------------------------------------------------------------------------------
    8,680    Aurora Single Family Mortgage Revenue Series 1993A.....................  7.30     05-01-10   9,482,900
    1,625    Colorado Housing Finance Authority Multifamily Housing Mortgage Revenue  5.90     10-01-29   1,638,634
    5,160    Colorado Housing Finance Authority Single Family Access Series 94C.....  7.90     12-01-24   5,837,250
    1,000    Colorado Housing Finance Authority Single Family Housing Project
               Series C2............................................................  7.45     06-01-17   1,123,750
    3,470    Colorado Housing Finance Authority Single Family Mortgage..............  7.50     11-01-24   3,899,412
    3,375    Colorado Housing Finance Authority 1994 Series D II Revenue............  8.13     06-01-25   3,855,938
    4,900    Colorado Housing Finance Authority Single Family Mortgage Revenue .....  8.00     12-01-24   5,561,500
    1,400    Colorado State Single Family Housing Authority Senior Revenue..........  5.63     06-01-10   1,403,500
    1,000    Colorado State Single Family Housing Authority Senior Revenue..........  7.10     06-01-14   1,097,500
    9,145    Englewood Multifamily Marks Apartments Series B........................  6.00     12-15-20   9,217,520
    4,000    Pueblo County Single Family Mortgage Revenue Series 1994A(GNMA Insured)  7.05     11-01-27   4,351,720
                                                                                                       ------------
                                                                                                         47,469,624
                                                                                                       ------------
             EDUCATION (6.8%):
             -------------------------------------------------------------------------------------------------------
    1,850    Aurora Higher Education Center (AMBAC Insured).........................  6.50     05-01-12   1,995,687
    4,420    Aurora Educational Development (Connie Lee Insured)....................  6.00     10-15-15   4,634,105
    2,000    Board of Trustees Adams St. College (MBIA Insured).....................  5.75     05-15-19   2,057,260
    1,000    Board of Trustees Mesa St. College (MBIA Insured)......................  5.70     05-15-14   1,027,500
    2,000    Board of Trustees Mesa St. College (MBIA Insured)......................  5.75     05-15-19   2,057,260
    1,250    Board of Trustees Western College (MBIA Insured).......................  5.63     05-15-15   1,274,000
    8,700    Colorado Education Facility Authority University of Denver
               (Connie Lee Insured).................................................  6.00     03-01-16   9,085,236
    1,250    Colorado Post Sec Ed Auraria Fnd Project (FGIC Insured)................  6.00     09-01-15   1,305,925
    1,000    Colorado Post Sec Ed Auraria Fnd Project (FGIC Insured)................  6.00     09-01-15   1,055,710
    1,035    Colorado State Board Community College (AMBAC Insured).................  5.70     11-01-15   1,062,500
    1,250    University of Colorado Revenue.........................................  5.38     06-01-15   1,249,188
                                                                                                       ------------
                                                                                                         26,804,371
                                                                                                       ------------
             OTHER REVENUE (4.0%):
             ------------------------------------------------------------------------------------------------------
    2,000    Aurora Colorado Saddle Rock Golf Course................................  6.20     12-01-15   2,030,000
    7,075    Governor Metropolitan District Colorado Series 95A Revenue.............  6.00     12-01-15   7,253,502
    4,700    Governor Metropolitan District Colorado Series 95A Revenue.............  6.13     12-01-19   4,846,875
    1,685    Pueblo Urban Renewal Authority Revenue (AMBAC Insured).................  6.15     12-01-19   1,793,194
                                                                                                       ------------
                                                                                                         15,923,571
                                                                                                       ------------
             CERTIFICATE OF PARTICIPATION (4.0%):
             -------------------------------------------------------------------------------------------------------
   10,000    Jefferson County C.O.P. (MBIA Insured).................................  5.25     12-01-09   9,997,500
    5,890    Pueblo County Colorado School District (MBIA Insured)..................  5.38     12-01-10   5,950,549
                                                                                                       ------------
                                                                                                         15,948,049

                TOTAL MUNICIPAL BONDS (cost: $381,315,777)                                              397,210,644
                                                                                                       ------------

             SHORT-TERM SECURITIES (0.1%):
             ------------------------------------------------------------------------------------------------------
      394    Dreyfus Investment Tax-Exempt Money Market Fund (cost: $394,000).......4.37 (d)                394,000
                                                                                                       ------------

                TOTAL INVESTMENTS IN SECURITIES (cost: $381,709,777) (c)                               $397,604,644
                                                                                                       ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

             AAA/AAA        AA/AA         A/A        BAA/BBB       TOTAL
               52%           18%          16%          14%          100%

(c) The cost of securities for federal income tax purposes is $382,756,486. The aggregate gross unrealized appreciation and depreciation in securities based on this cost are as follows:

                    GROSS             GROSS             NET
                 Unrealized        Unrealized       Unrealized
                APPRECIATION      DEPRECIATION     APPRECIATION
                ------------      ------------     ------------
                 $15,044,671       $(196,513)       $14,848,158

(d) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1995.
(e) At December 31, 1995, the cost of securities purchased on a when issued basis was $3,567,318.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                          PER CLASS            PER CLASS            PER CLASS
                                                           A SHARE              B SHARE              C SHARE
                                                           -------              -------              -------
                                                            YEAR              PERIOD FROM             YEAR
                                                            ENDED           MARCH 22, 1995            ENDED
                                                        DECEMBER 31,        TO DECEMBER 31,       DECEMBER 31,
                                                            1995                 1995                 1995
                                                        ------------        ---------------       ------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction).............................      $.5473               $.3466                $.4519
                                                           ------               ------                ------

   Total Distribution................................      $.5473               $.3466                $.4519
                                                           ======               ======                ======

For federal income tax purposes, 99.92% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.